                                                                    EXHIBIT 10.4

                           MICROFINANCIAL INCORPORATED

                                CO-SALE AGREEMENT

         THIS CO-SALE AGREEMENT (the "Agreement") is made and entered into as of this 14th day of April, 2003, by and among MicroFinancial Incorporated, a MASSACHUSETTS corporation (the "Company"), each of the persons and entities listed on Exhibit A hereto (the "Lenders"), and each of the persons listed on Exhibit B hereto (the "Inside Investors").

                                    RECITALS

         WHEREAS, the Inside Investors are the beneficial owners in the aggregate of the number of shares of Common Stock of the Company set forth opposite their names on Exhibit B (giving effect to exercise of all options and warrants held by the Inside Investors as of the date of this Agreement);

         WHEREAS, Lenders are purchasing warrants to purchase shares of the Company's Common Stock (the "Warrants") pursuant to a Warrant Purchase Agreement dated as of the date hereof (the "Purchase Agreement");

         WHEREAS, in connection with the purchase and delivery of the Warrants, the parties desire to enter into this Agreement in order to grant rights of co-sale to each Lender.

         NOW, THEREFORE, in consideration of the premises and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree hereto as follows:

         1.       DEFINITIONS.

                  (a) "BUSINESS DAY" shall mean any day other than a Saturday, Sunday or legal holiday on which the banks in Boston, Massachusetts are open for the conduct of a substantial part of their commercial banking business.

                  (b) "CO-SALE STOCK" shall mean shares of the Company's Common Stock now owned or subsequently acquired by any of the Inside Investors, directly or indirectly, or by any person related to such Inside Investor by gift, purchase, dividend, option exercise or any other means whether or not such securities are only registered in such Inside Investors's name or beneficially or legally owned by such Inside Investor, including any interest of a spouse in any of the Co-Sale Stock, and any stock held for the benefit of any minors related to such Inside Investor, whether that interest is asserted pursuant to marital property laws or otherwise. The number of shares of Co-Sale Stock collectively owned by the Inside Investors as of the date hereof are set forth in Exhibit B, which Exhibit B may be amended from time to time by the Company to reflect changes in the number of shares owned by the Inside Investors, but failure to so amend shall have no effect on such Co-Sale Stock being subject to this Agreement.

                  (c) "COMMON STOCK" shall mean the Company's Common Stock and shares of Common Stock, or other convertible securities, issued or issuable upon conversion of the Company's outstanding preferred stock if any or exercise of any option, warrant or other security or right of any kind convertible into or exchangeable for Common Stock.

                  (d) "COMPANY" shall have the meaning assigned to it in the introductory paragraph.

                  (e) "INSIDE INVESTORS" shall have the meaning assigned to it in the introductory paragraph.

                  (g) "LENDERS" shall have the meaning assigned to it in the introductory paragraph.

                  (g) "MAJORITY LENDERS" shall mean the Lenders, or any of their successors or assigns, who hold, in the aggregate, at least 50.1% of the Common Stock issued or issuable upon exercise of the Warrants.

                  (h) "NOTICE" shall have the meaning assigned to it in the
Section 2(a).

                  (i) "PARTICIPANT" shall have the meaning assigned to it in the
Section 2(d).

                  (j) "PROHIBITED TRANSFER" shall have the meaning assigned to it in the Section 4(a).

                  (k) "PURCHASE AGREEMENT" shall have the meaning assigned to it in the recitals.

                  (l) For the purpose of this Agreement, the term "TRANSFER" shall include any sale, assignment, encumbrance, hypothecation or pledge of any of the Co-Sale Stock.

                  (m) "WARRANTS" shall have the meaning assigned to it in the recitals.

         2.       TRANSFERS BY INSIDE INVESTORS.

                  (a) If any of the Inside Investors proposes to Transfer any shares of Co-Sale Stock then such Inside Investor shall promptly give written notice (the "Notice") simultaneously to the Company and to each of the Lenders, such notice to be received by the Company and each Lender not less than seven
(7) Business Days prior to the closing of such Transfer. The Notice shall describe in reasonable detail the proposed Transfer including, without limitation, the number of shares of Co-Sale Stock to be transferred, the nature of such Transfer, the consideration to be paid, and the name and address of each prospective purchaser or transferee. In the event that the Transfer is being made pursuant to the provisions of Section, the Notice shall state under which section the Transfer is being made.

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                  (b) Each Lender shall have the right, exercisable upon written notice to the applicable Inside Investor within five (5) Business Days after receipt of the Notice, to participate in such Transfer of Co-Sale Stock on the same terms and conditions. Such notice shall indicate the number of shares of Common Stock such Lender wishes to sell under his or her right to participate.
To the extent one or more of the Lenders exercise such right of participation in accordance with the terms and conditions set forth below, the number of shares of Co-Sale Stock that the Inside Investors may sell in the transaction shall be correspondingly reduced.

                  (c) Each Lender may sell all or any part of that number of shares equal to the product obtained by multiplying (i) the aggregate number of shares of Co-Sale Stock covered by the Notice by (ii) a fraction the numerator of which is the number of shares of Common Stock held by such Lender plus all shares of Common Stock which would be received upon exercise of all Warrants owned by such Lender at the time of the Transfer plus all shares of Common Stock which would be received upon exercise of all other warrants or options owned by such Lender at the time of the Transfer and the denominator of which is the sum of all shares of Common Stock owned by persons who have co-sale rights pursuant to this Agreement or any other co-sale agreement, other than the Inside Investors (whether or not exercising their co-sale rights as part of such sale) plus all shares of Common Stock held by the Inside Investor who is Transferring his or her shares of Co-Sale Stock (determined on a fully diluted basis but exclusive of 1,675,000 shares of Common Stock of the Company issuable upon exercise of options to purchase shares of the Company, outstanding on the date hereof, with a strike price above the fair market value of the stock of the Company on the date hereof) plus all shares of Common Stock which would be receivable upon exercise of the Warrants. If not all of the Lenders elect to sell their share of the Co-Sale Stock proposed to be transferred within said five (5) Business Day period, then the applicable Inside Investor shall promptly notify in writing the Lenders who do so elect and shall offer such Lenders the additional right to participate in the sale of additional shares of Co-Sale Stock proposed to be transferred on the same percentage basis as set forth above in this Section 2(c). Each Lender shall have two (2) Business Days after receipt of such notice to notify such Inside Investor of its election to sell all or a portion thereof of the unsubscribed shares.

                  (d) Each Lender who elects to participate in the Transfer pursuant to this Section 2 (a "Participant") shall effect its participation in the Transfer by promptly delivering to the applicable Inside Investor for transfer to the prospective purchaser one or more certificates, properly endorsed for transfer, which represent:

                      (i) the type and number of shares of Common Stock which such Participant elects to sell; or

                      (ii) that number of Warrants which is at such time exercisable for the number of shares of Common Stock which such Participant elects to sell; provided, however, that if the prospective purchaser objects to the delivery of Warrants, such Participant shall exercise the Warrants for Common Stock and deliver Common Stock as provided in Section 2(d)(i) above. The Company agrees to make any such exercise concurrent with the actual transfer of such shares to the purchaser. Each Participant must demonstrate to the reasonable satisfaction of the Company that its participation in the Transfer complies with applicable securities laws and shall execute and deliver any forms of agreements or transfer documents which the applicable Inside Investor executes and delivers in connection with the Transfer.

                  (e) The stock certificate or Warrants that the Participant delivers to the applicable Inside Investor pursuant to Section 2(d) shall be transferred by the applicable Inside Investor to the prospective purchaser in consummation of the sale of the Common Stock pursuant to the terms and conditions specified in the Notice, and such Inside Investor shall concurrently therewith remit to such Participant that portion of the sale proceeds to which such Participant is entitled by reason of its participation in such sale. To the extent that any prospective purchaser or purchasers prohibits such assignment or otherwise refuses to purchase shares or other securities from a Participant exercising its rights of co-sale hereunder, the applicable Inside Investor shall not sell to such prospective purchaser or purchasers any Co-Sale Stock unless and until, simultaneously with such sale, the applicable Inside Investor shall purchase, from the Participant, such shares or other securities from such Participant on the same terms and conditions specified in the Notice.

                  (f) The exercise or non-exercise of the rights of the Lenders hereunder to participate in one or more Transfers of Co-Sale Stock made by the applicable Inside Investor shall not adversely affect their rights to participate in subsequent Transfers of Co-Sale Stock subject to Section 2(a).

                  (g) If none of the Lenders elect to participate in the sale of the Co-Sale Stock subject to the Notice, the applicable Inside Investor may, not later than one hundred and twenty (120) days following delivery to the Company and the Lenders of the Notice, enter into an agreement providing for the closing of the Transfer of the Co-Sale Stock covered by the Notice within thirty (30) days of such agreement on the terms and conditions described in the Notice. Any proposed transfer on terms and conditions materially more favorable than those described in the Notice, as well as any subsequent proposed transfer of any of the Co-Sale Stock by the applicable Inside Investor, shall again be subject to the co-sale rights of the Lenders and shall require compliance by such Inside Investor with the procedures described in this Section 2.

                  (h) Any Co-Sale Stock sold by an Inside Investor pursuant to this Section 2 (other than pursuant to Section 3) shall no longer be subject to the restrictions imposed by this agreement.

         3.       EXEMPT TRANSFERS.

         Notwithstanding the foregoing, the co-sale rights of the Lenders shall not apply to (i) any Transfer or Transfers by the Inside Investors which, over the term of a calendar year, amount to no more than (a) 250,000 shares (as adjusted for any stock split, stock dividend, reverse stock split or other subdivision of the Company) of Co-Sale Stock held collectively by the Inside Investors or (b) 75,000 shares (as adjusted for any stock split, stock dividend, reverse stock split or other subdivision of the Company) of Co-Sale Stock held by any one Inside Investor, (ii) any sale by the Inside Investors of Co-Sale Stock through a broker on the open market to the public in an arms length transaction, (iii) any transfer by any Inside Investors to the ancestors, descendants, nieces, nephews, siblings or spouse or to trusts, family limited liability companies, family limited partnerships, or the like, of such Inside Investor for the benefit of such persons or such Inside Investor, (iv) any pledge of Co-Sale Stock made pursuant to a bona fide loan transaction that creates a mere security interest, (v) any bona fide gift or (vi) a transfer upon the death of any Inside Investor; provided that in the event of any transfer made pursuant to one of

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the exemptions provided by clauses (iii), (iv) and (v), (a) the Inside Investors shall inform the Lenders of such pledge, transfer or gift prior to effecting it and (B) the pledgee, transferee or donee shall furnish the Lenders with a written agreement to be bound by and comply with all provisions of this Agreement in favor of the Lenders or (vi) the right which the Company may have to repurchase securities from the Inside Investors pursuant to a stock restriction agreement or other agreement between the Company and the Inside Investors. Any Inside Investor shall notify the Lenders seven (7) days prior to a sale made pursuant to clause (ii) above. Except with respect to Co-Sale Stock transferred under clauses (i) and (ii) above (which Co-Sale Stock shall no longer be subject to the co-sale rights of the Lenders), such transferred
Co-Sale Stock shall remain "Co-Sale Stock" hereunder, and such pledgee, transferee or donee shall be treated as an "Inside Investor" for purposes of this Agreement.

         4.       PROHIBITED TRANSFERS.

                  (a) In the event that any Inside Investor should Transfer any Co-Sale Stock in contravention of the co-sale rights of each Lender under this Agreement (a "Prohibited Transfer") transfer shall be null and void and neither the Company nor any transfer agent shall give effect to any such attempted Transfer in the stock records.

                  (b) Notwithstanding anything to the contrary contained herein, the Company agrees that it will not effect a transfer, nor will it treat any alleged transferee as the holder of such shares, if such transfer is in violation of this Agreement unless the Majority Lenders have provided their consent to such transfer.

         5.       MISCELLANEOUS.

                  (a) CONDITIONS TO EXERCISE OF RIGHTS. Exercise of the Lenders' rights under this Agreement shall be subject to and conditioned upon, and the Inside Investors and the Company shall use their best efforts to assist each Lender in, compliance with applicable laws.

                  (b) GOVERNING LAW. This Agreement shall be governed by and construed under the laws of the Commonwealth of Massachusetts.

                  (c) AMENDMENT. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only by the written consent of (i) as to the Company, only the Company, (ii) as to the Lenders, the Majority Lenders, and (iii) as to the Inside Investors, persons holding at least 50.1% in interest of the Common Stock held by the Inside Investors and their assignees, pursuant to Section 3(a) hereof. Any amendment or waiver effected in accordance with clauses (i), (ii), and (iii) of this Section 5(c) shall be binding upon each Lender, its successors and assigns, the Company, each Inside Investor and its successors and assigns.

                  (d) ASSIGNMENT OF RIGHTS. This Agreement constitutes the entire agreement between the parties relative to the specific subject matter hereof. Any previous agreement among the parties relative to the specific subject matter hereof is superseded by this Agreement. This Agreement and the rights and obligations of the parties hereunder shall inure to the benefit of, and be binding upon, their respective successors, assigns and legal representatives.

                  (e) TERM. This Agreement shall continue in full force and effect from the date hereof through the earliest of the following dates, on which date it shall terminate in its entirety:

                      (i) the date of the closing of a sale, lease, or other disposition of all or substantially all of the Company's assets or the business or the Company's merger into or consolidation with any other corporation or other entity, or any other corporate reorganization, in which the holders of the Company's outstanding voting stock immediately prior to such transaction own, immediately after such transaction, securities representing less than fifty percent (50%) of the voting power of the corporation or other entity surviving such transaction, provided that this Section 5(e)(ii) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company;

                      (ii) the date as of which the parties hereto terminate this Agreement by written consent of the Majority Lenders; or

                      (iii) With respect to an individual or particular Inside Investor, the date on which such Inside Investor is no longer an employee of the Company or no longer owns any Co-Sale Stock.

                  (f) OWNERSHIP. Each of the Inside Investors represents and warrants (i) that he or she is the sole legal and beneficial owner of those shares of Co-Sale Stock that he or she currently holds subject to this Agreement and that no other person has any interest (other than a joint interest) in such shares and (ii) that, as of the date of this Agreement, he or she is the sole legal and beneficial owner of the number of shares of Co-Sale Stock indicated to be owned by him or her on Exhibit B hereto.

                  (g) NOTICES. Any notice or other communication pursuant to this Agreement shall be deemed to have been duly given or made and to have become effective (i) if delivered by hand, overnight courier or facsimile to a responsible officer of the party to which it is directed, at the time of receipt thereof by such officer or the sending of such facsimile or (ii) if sent by registered or certified first-class mail, postage prepaid, on the third business day following the mailing thereof. All communications shall be sent to the party to be notified at the address as set forth on the signature page hereof or at such other address as such party may designate by ten (10) days advance written notice to the other parties hereto.

                  (h) SEVERABILITY. In the event one or more of the provisions of this Agreement should, for any reason, be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality, or unenforceability shall not affect any other provisions of this Agreement, and this Agreement shall be construed as if such invalid, illegal or unenforceable provision had never been contained herein.

                  (i) ENTIRE AGREEMENT. This Agreement and the Exhibits hereto, along with the Purchase Agreement, the Warrants and the Registration Rights Agreement between the Lenders and the Company and each of the Exhibits thereto, constitute the full and entire understanding and agreement between the parties with regard to the subjects hereof and thereof and no party shall be liable or bound to any other in any manner by any representations, warranties, covenants and agreements except as specifically set forth herein and therein.

                  (j) COUNTERPARTS. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         The foregoing CO-SALE AGREEMENT is hereby executed as of the date first above written.

COMPANY:

MICROFINANCIAL INCORPORATED

By: /s/ Authorized Signatory
    ----------------------------------
    Name:
    Title:
    Address: _________________
             _________________


/s/ Alan J. Zakon
--------------------------------------
Alan J. Zakon

Address:________________________
        ________________________


/s/ Richard F. Latour
--------------------------------------
Richard F. Latour

Address:________________________
        ________________________

/s/ Brian E. Boyle
--------------------------------
Brian E. Boyle

Address:________________________
        ________________________



/s/ James R. Jackson, Jr.
--------------------------------
James R. Jackson, Jr.

Address:________________________
        ________________________


/s/ Peter R. Bleyleben
--------------------------------
Peter R. Bleyleben

Address:________________________
        ________________________


/s/ Torrence C. Harder
--------------------------------
Torrence C. Harder

Address:________________________
        ________________________

LENDER(S):

FLEET NATIONAL BANK

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________


BANKNORTH, N.A.

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________


BROWN BROTHERS HARRIMAN & CO.

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________


CITIBANK

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________

CITIZENS BANK OF MASSACHUSETTS

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________



KEYBANK NATIONAL ASSOCIATION

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________


NATIONAL CITY BANK

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________


U.S. BANK

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________

UNION BANK OF CALIFORNIA, N.A.

Signature: /s/ Authorized Signatory
           ---------------------------

Print Name:___________________________

Title:________________________________

Address:______________________________
        ______________________________

                                    EXHIBIT A

                                     LENDERS

Fleet National Bank
Banknorth, N.A.
Brown Brothers Harriman & Co.
Citibank
Citizens Bank of Massachusetts
Keybank National Association
National City Bank
U.S. Bank
Union Bank of California, N.A.

                                    EXHIBIT B

                                INSIDE INVESTORS

               INSIDE INVESTOR                        NUMBER OF CO-SALE SHARES
                                                    LEGALLY AND BENEFICIALLY OWNED
Peter R. Bleyleben                                              1,380,410
Torrence C. Harder                                              1,591,729
Brian E. Boyle                                                  1,355,400
Richard F. Latour                                                 265,550
Alan J. Zakon                                                      90,000
James R. Jackson, Jr.                                              85,558
TOTAL SHARES                                                    4,768,647